Exhibit 99.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with the Quarterly Report of Reinhold Industries, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael T. Furry, President and Chief Executive Officer of the Company, and Brett R. Meinsen, Vice President - Finance and Administration of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ MICHAEL T. FURRY
Michael T. Furry
President and Chief Executive Officer
August 7, 2002



/s/ BRETT R. MEINSEN
Brett R. Meinsen
Vice President - Finance and Administration
August 7, 2002